UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2005

Magnum Hunter Resources, Inc.

(Exact name of registrant as specified in its charter)

Nevada	1-12508	87-0462881
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

600 East Las Colinas Blvd.,
Suite 1100
Irving, Texas 75039
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (972) 401-0752

Not applicable

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      On April 8, 2005 Magnum Hunter Resources, Inc. (the “Company”) issued a press release regarding the Company’s in-kind dividend to its shareholders of 1,384,621 units of beneficial interest in TEL Offshore Trust.

      The foregoing is qualified by reference to Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit
Number	Exhibit Title
99.1	Press Release of the Company dated April 8, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES, INC.
By:	/s/ Morgan F. Johnston
Morgan F. Johnston,
Senior Vice President, General Counsel and Secretary

Date: April 8, 2005

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
99.1	Press release of the Company dated April 8, 2005